UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 29, 2007
(Date of earliest event reported)


              Wells Fargo Mortgage Backed Securities 2007-AR8 Trust
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           (Exact name of issuing entity as specified in its charter)


                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)


                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)


        New York                     333-143751-07               Applied For
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(State or other jurisdiction       (Commission File No.       (IRS Employer
of incorporation                     of issuing entity)       Identification No.
 of issuing entity)                                           of issuing entity)


        5325 Spectrum Drive, Frederick, Maryland                 21703
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Address of principal executive offices                        (Zip Code)


Depositor's telephone number, including area code                 (240) 586-5999
                                                   -----------------------------

        7430 New Technology Way, Frederick, Maryland             21703
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             (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01      Financial Statements and Exhibits
               ---------------------------------

               (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                        Description
-----------------                  -----------
        (5.1)                      Legality Opinion of Cadwalader, Wickersham
                                   & Taft LLP.

        (8.1)                      Tax Opinion of Cadwalader,
                                   Wickersham & Taft LLP (included as
                                   part of Exhibit 5.1).

        (23.1)                     Consent of Cadwalader, Wickersham
                                   & Taft LLP (included as part of
                                   Exhibit 5.1).

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WELLS FARGO ASSET SECURITIES
                                                   CORPORATION

November 29, 2007



                                                   /s/ Bradley A. Davis
                                                --------------------------------
                                                   Bradley A. Davis
                                                   Vice President

                                   INDEX TO EXHIBITS



                                                                   Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   (5.1)           Legality Opinion of Cadwalader, Wickersham &
                   Taft LLP.                                             E

   (8.1)           Tax Opinion of Cadwalader, Wickersham & Taft LLP
                   (included as part of Exhibit 5.1).                    E

   (23.1)          Consent of Cadwalader, Wickersham & Taft LLP
                   (included as part of Exhibit 5.1).                    E